                                                                   EXHIBIT 99.1

                    APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                      1873 SOUTH BELLAIRE STREET, 17th Floor
                              DENVER, COLORADO 8O222


                                 February 13, 1997

Demeter Holdings Corporation
Phemus Corporation
600 Atlantic Avenue
Boston, MA 02210

Capricorn Investors, L.P.
72 Cummings Point Road
Stanford, CT 06902

Gentlemen:

This letter agreement is intended to set forth our understanding pursuant to which Apartment Investment and Management Company, a Maryland corporation ("AIMCO"), or certain of its affiliates will acquire certain assets from Demeter Holdings Corporation, a Massachusetts corporation ("Demeter"), Phemus Corporation, a Massachusetts corporation ("Phemus"), and Capricorn Investors, L.P., a Delaware Limited partnership ("Capricorn" and, together with Demeter and Phemus, the "Sellers") and certain of their affiliates.

     1. STOCK PURCHASE. AIMCO will purchase (the "Stock Purchase") (a) all shares of Common Stock, par value $.01 per share ("NHP Stock"), of NHP Incorporated, a Delaware corporation ("NHP"), owned by Demeter, and (b) all shares of NHP Stock owned by Capricorn.

          (a) The purchase price will be (i) $2O per share of NHP Stock, payable in shares of Class A Common Stock, par value $.01 per share ("AIMCO Stock"), of AIMCO, with such shares of AIMCO Stock valued at their Market Price (as defined) at closing, plus (ii) the additional consideration payable pursuant to paragraph 1(h) and paragraph 6. "Market Price" means $26.75.

          (b) To the extent that Demeter would directly and indirectly through its affiliate's interests in Capricorn, or otherwise receive AIMCO

Demeter Holdings Corporation
Phemus Corporation
Capricorn Investors, L.P.
February 13, 1997
Page 2


Stock that would, in the aggregate, exceed 8.7% of AIMCO's outstanding common stock, AIMCO will pay cash to the extent of such excess.

          (c) Demeter and Capricorn will vote their shares of NHP Stock in favor of the Merger (as defined below) and against any alternative acquisition proposals. Capricorn may transfer any or all of its shares of NHP Stock to its partners.

          (d) If the NHP Board of Directors approves the Merger, Capricorn will not be obligated to sell, and AIMCO will not have the right to buy, such number of shares of Capricorn's NHP Stock as Capricorn shall specify to AIMCO. On the earlier of September 1, 1997, if the Merger is not then effective, or the date on which NHP stockholders, at a meeting duly convened at which the Merger shall have been submitted for the approval thereof, shall have failed to approve the Merger, Capricorn shall be entitled to cause AIMCO to purchase such shares, and AIMCO shall be entitled to purchase from Capricorn such shares, in each case, at the purchase price and on the other terms of the Stock Purchase.

          (e) The closing of the Stock Purchase will be subject to certain conditions, including approval of AIMCO's Board of Directors, the expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), any necessary clearances from the Department of Housing and Urban Development ("HUD") and other necessary governmental approvals. AIMCO's Board of Directors will meet to consider and vote on the Stock Purchase as soon as possible and, in any event, not later than February 20, 1997.

Demeter Holdings Corporation
Phemus Corporation
Capricorn Investors, L.P.
February 13, 1997
Page 3


          (f) AIMCO, Demeter and Capricorn will promptly and diligently negotiate in good faith a definitive Stock Purchase Agreement consistent with this letter agreement. The parties will make representations with respect to organization, authority, effect of transactions, litigation, brokerage, purchase for own account, acknowledgment of receipt of restricted securities, formation not for the purpose, suitability, and experience. AIMCO will also make certain representations relating to the issuance of shares of AIMCO Stock. In addition, AIMCO will make certain additional representations, including with respect to its financial statements, its filings with the SEC, the absence of undisclosed material liabilities, litigation, certain developments (including material agreements) and defaults with respect to the charter documents and material agreements of AIMCO and its subsidiaries. Demeter and Capricorn will make substantially similar additional representations with respect to NHP, which representations (except with respect to NHP's financial statements) shall be subject to the actual knowledge of Demeter and Capricorn, and will also make representations relating to title to their shares of NHP Stock. The representations and warranties of Demeter and Capricorn shall be several and not joint. The representations and warranties will survive for one year except as to title and authority, which should survive indefinitely.

          (g) AIMCO will agree, at its cost, to use its best efforts to provide Demeter and Capricorn with an effective shelf registration promptly following the closing of the Stock Purchase to permit the sale of their shares of AIMCO Stock; provided, however, that this provision shall not require AIMCO to delay the Merger or the Exchange offer. AIMCO shall maintain the effectiveness of such registration statement for not less than three years.

Demeter Holdings Corporation
Phemus Corporation
Capricorn Investors, L.P.
February 13, 1997
Page 4


          (h) If the record date for the distribution (the "Spin-Off") of shares of common stock of NHP Financial Services, Ltd. ("NFS") shall occur on or before the closing of the Stock Purchase, then the sale of the shares of NHP Stock shall be made on an ex-dividend basis. If the record date for the Spin-Off shall occur after the closing of the Stock Purchase and on or before September 1, 1997, then, as additional consideration for the sale of NHP Stock by Demeter and Capricorn to AIMCO, AIMCO will deliver to Demeter and Capricorn the NFS shares that will be distributed with respect to the outstanding shares of NHP Stock acquired by AIMCO in the Stock Purchase. If the record date of the Spin-Off shall not have occurred on or before September 1, 1997, then, as additional consideration for the sale of NHP Stock by Demeter and Capricorn to AIMCO, AIMCO shall pay $3.05 per share of NHP Stock sold to AIMCO. AIMCO will use its best efforts to cause the record date for the Spin-Off to occur on or before September 1, 1997.

          (i) The closing of the Stock Purchase shall take place on April 1, 1997, or as soon thereafter as practicable after all requisite approvals have been obtained.

          (j) Subject to the approval of AIMCO's Board of Directors of this letter agreement. upon three business days' notice, Demeter and Capricorn may require AIMCO to purchase from the Sellers up to 10% of the shares of NHP Stock.

     2. PURCHASE OF REAL ESTATE ASSETS. Subject to any rights of first refusal of NHP, AIMCO OP will purchase (the "Real Estate Purchase") certain real estate and related assets (or interests therein) owned by affiliates of the Sellers, as follows:

          (a) AIMCO's operating partnership, AIMCO properties, L.P., a Delaware limited partnership

Demeter Holdings Corporation
Phemus Corporation
Capricorn Investors, L.P.
February 13, 1997
Page 5


("AIMCO OP"), will agree to purchase from Demeter, Phemus and Capricorn (or their affiliates) their respective interests in the conventional multifamily properties listed on Schedule 1 hereto at the respective prices set forth on
Schedule 1. AIMCO OP will have an option to purchase from Demeter, Phemus and Capricorn (or their affiliates) their respective interests in the conventional multifamily properties listed on Schedule 2 hereto for no additional consideration. Any property listed on Schedule 2 the interests in which are not acquired by AIMCO OP will be moved to Schedule 5 as an Affordable Property. The purchase price for properties listed on Schedules 1 and 2 will be paid in cash; provided however that, in lieu of cash, Demeter and Capricorn shall be entitled to receive all or any portion of such purchase price in units ("OP Units") of AIMCO OP valued at the Market Price. Holders of such OP Units shall be entitled, but not obligated, to guarantee such amount of indebtedness of AIMCO OP, and on such terms, as such holders may elect, AIMCO OP shall use reasonable efforts to minimize tax liabilities associated with a sale of such conventional multifamily properties or interests therein. AIMCO will agree, at its cost, to use its best efforts to provide holders of such OP Units with an effective shelf registration promptly following the closing of the Real Estate Purchase to permit the sale of the shares of AIMCO Stock issued upon the redemption or exchange of such OP Units: provided, however, that this provision shall not require AIMCO to delay the Merger or the Exchange offer. AIMCO shall maintain the effectiveness of such shelf registration for not less than three years.

          (b) The properties listed on Schedule 1 and Schedule 2 are currently owned by entities that are owned or controlled, directly or indirectly, by the Sellers. The Sellers will cause the entities that own such properties to sell to AIMCO OP, at Seller's election, either (i) such properties directly, (ii)

Demeter Holdings Corporation
Phemus Corporation
Capricorn Investors, L.P.
February 13, 1997
Page 6


their interest in the property-owning entities, or (iii) their interests in entities that own, directly or indirectly, such property-owning entities; provided, however, that, at the time of the closing of the sale, no such entity shall own any properties or assets other than the properties listed on Schedule 1 or the properties listed on Schedule 2 that AIMCO OP has elected to purchase.

          (c) AIMCO and the Sellers will promptly and diligently negotiate in good faith a definitive Real Estate Purchase Agreement consistent with this letter agreement. The Sellers will make representations with respect to the properties and the entities that own them as to title, environmental matters, financial statements, surveys, structural integrity, organization, authority, effect of transactions, brokerage, litigation, purchase for own account, acknowledgment of receipt of restricted securities, formation not for the purpose, suitability and experience.

          (d) With respect to any property listed on Schedule 1 that is acquired by AIMCO OP, if, within 60 days after the date on which AIMCO OP acquires such property from the Sellers, AIMCO OP discovers a breach of a representation relating to title, environmental matters, financial statements or structural integrity or if AIMCO OP discovers a material tax liability or a circumstance that jeopardizes REIT status, or an extraordinary partnership issue relating to such acquired property, then AIMCO OP may put to the Sellers the interests acquired from the Sellers (the "Put"). The Put will be AIMCO's sole remedy with respect to a breach of any representation, or the determination of a material tax liability, with respect to the properties listed on Schedule 1 or the interests related thereto.

          (e) AIMCO will purchase all of the out standing capital stock of HPI for $3.52 million.

Demeter Holdings Corporation
Phemus Corporation
Capricorn Investors, L.P.
February 13, 1997
Page 7


Within 60 days after such purchase, AIMCO may require the Sellers to assume all liabilities of HPI in consideration for an assignment of all of HPI's assets.

     3. C PROPERTIES JOINT VENTURE. Subject to any rights of first refusal of NHP, AIMCO OP and the Sellers will form a joint venture (the "C Properties Joint Venture"). The C Properties Joint Venture will be organized as a Delaware limited partnership in which AIMCO, on one hand, and the Sellers, on the other hand, will have equal (50/50) ownership interests and control rights.

          (a) In the event of a Merger, or if AIMCO OP otherwise owns the Great Atlantic property, AIMCO OP will contribute to the C Properties Joint Venture the Great Atlantic property currently owned by NHP, valued at $13,700,000. Upon any contribution of Properties listed on Schedule 3 or 4, AIMCO OP and the Sellers will contribute cash to, or receive distributions from, the C Properties Joint Venture to maintain their respective 50% interests. The Sellers will contribute to the C Properties Joint Venture all general and limited partnership interests, loans and other interests in the entities that own the properties set forth on Schedule 3 hereto, valued as set forth on Schedule 3.

          (b) AIMCO will have the option to require that the Sellers contribute to the C Properties Joint Venture all of their interests in the entities that own the properties set forth on Schedule 4 hereto.

          (c) AIMCO and the Sellers will promptly and diligently negotiate in good faith a definitive C Properties Joint Venture Agreement consistent with the terms of this letter agreement which will contain representations, warranties, covenants and conditions customary for transactions of this type.

Demeter Holdings Corporation
Phemus Corporation
Capricorn Investors, L.P.
February 13, 1997
Page 8


     4.  SALE OF 25% INTEREST IN AFFORDABLE PROPERTIES TO AIMCO.

          (a) Subject to any rights of first refusal of NHP, the Sellers will sell to AIMCO a 25% interest in the entities which will hold (indirectly) only the properties listed on Schedule 5 (the "Affordable Properties"). AIMCO will purchase the interests in the entities holding the Affordable Properties for a cash purchase price equal to $3,437,500.

          (b) AIMCO and the Sellers will promptly and diligently negotiate in good faith a definitive Purchase Agreement consistent with the terms of this letter agreement. No representations or warranties will be given with respect to the Affordable Properties by the Sellers.

     5. MERGER OR EXCHANGE OFFER. AIMCO will promptly propose a merger agreement with NHP pursuant to which NHP and a wholly owned subsidiary of AIMCO would merge (the "Merger"). In the Merger, NHP stockholders would receive at least $2O of AIMCO Stock for each share of NHP Stock owned at the effective time of the Merger (plus, if the Spin-Off has not occurred, a share of NFS). For this purpose, AIMCO Stock will be valued at the Market Price. AIMCO will use its best efforts to cause the Spin-Off to occur before or contemporaneously with the Merger or the Exchange offer. If the NHP Board of Directors or the stockholders of NHP fail to approve the Merger, or if the Merger is not consummated for any reason, AIMCO will within one year after the date hereof, offer (the "Exchange Offer") to acquire all outstanding shares of NHP Stock for $2O of AIMCO Stock (valued at its Market Price). AIMCO's obligation to issue AIMCO Stock pursuant to this paragraph will be subject to obtaining any AIMCO shareholder approvals necessary to issue such AIMCO Stock and comply with the requirements of the NYSE. AIMCO will use its best efforts to obtain such AIMCO shareholder approval. The $20 per share purchase price set forth above shall be increased

Demeter Holdings Corporation
Phemus Corporation
Capricorn Investors, L.P.
February 13, 1997
Page 9


by $3.05 per share if the record date for the Spin-Off has not occurred as of the effective date of the Merger or the date of consummation of the Exchange offer.

      6. FREE CASH FLOW. The amount, if any, by which (i) NHP's earnings less cash taxes, cash interest and $500,000 per month ("Free Cash Flow"), for the period from February 1, 1997 until the earlier of the effective date of the Spin-Off, the effective date of the Merger or the date of consummation of the Exchange offer, as the case may be, exceeds (ii) NHP's severance costs, transaction costs and transition costs associated with the Merger or the Exchange offer, prior to the Spin-Off, the effective time of the Merger or the consummation of the Exchange Offer, as the case may be, shall be contributed to NFS and included in the Spin-Off.

     7. CERTAIN CONDITIONS. AIMCO's obligations under paragraphs 1-5, 10 and 16 of this letter agreement are subject to the approval of AIMCO's Board of Directors. AIMCO's Board of Directors will meet to consider and vote on the transactions and obligations under paragraphs 1-5, 10 and 16 as soon as possible and, in any event, not later than February 20, 1997. The Sellers' obligations under this letter agreement (other than under paragraph 11) are subject to their receipt, by February 28, 1997. of advice from counsel to AIMCO that the transactions contemplated hereby will not result in AIMCO not qualifying as a real estate investment trust under Federal tax laws.

     8.  AUTHORITY OF AIMCO.  AIMCO represents and warrants to the Sellers that:
(a) it has the power and authority to execute and deliver this letter agreement and to perform its obligations hereunder, subject to the approval of its Board of Directors; and (b) this letter agreement has been duly executed and delivered by it and, assuming this letter agreement is a binding obligation of the Sellers, this letter agreement constitutes a valid and binding obligation of it, enforceable against it in accordance with its terms.

Demeter Holdings Corporation
Phemus Corporation
Capricorn Investors, L.P.
February 13, 1997
Page 10


     9. AUTHORITY OF SELLERS. Each of the Sellers represents and warrants to AIMCO that: (a) it has the power and authority to execute and deliver this letter agreement and to perform its obligations hereunder and no other corporate or partnership proceedings on its part are necessary for the execution and delivery of this letter agreement and the performance of its obligations hereunder; and (b) this letter agreement has been duly executed and delivered by it and, assuming this letter agreement is a binding obligation of AIMCO, this letter agreement constitutes a valid and binding obligation of it, enforceable against it in accordance with its terms.

     10. CLOSING. AIMCO and the Sellers shall use their best efforts to consummate the Stock Purchase and the transactions contemplated by paragraphs 2, 3 and 4 as soon as practicable after all necessary consents and approvals have been obtained.

     11. EXCLUSIVE DEALING. Until the execution of the Stock Purchase Agreement or the earlier termination of this letter agreement pursuant to paragraph 13, (a) the Sellers will not, directly or indirectly, solicit or entertain offers from, negotiate with or in any manner encourage, accept or consider any proposal of any person other than AIMCO relating to an acquisition of their shares of NHP Stock, their interests in the Real Estate Companies (as defined in NHP's Annual Report on Form 10-K for the year ended December 31,
1995) or the properties listed on Schedules 1 through 5 hereto, in whole or in part, whether directly or indirectly, through purchase, merger, consolidation or otherwise (whether in a single transaction or a series of related transactions) and (b) the Sellers will immediately notify AIMCO regarding any contact between the Sellers or their respective representatives and any other person regarding any such offer or proposal or any related inquiry.

     12. NO EXTRAORDINARY TRANSACTIONS. Until the execution of the Stock Purchase Agreement or the earlier

Demeter Holdings Corporation
Phemus Corporation
Capricorn Investors, L.P.
February 13, 1997
Page 11


termination of this letter agreement pursuant to paragraph 13, the Sellers shall not vote their shares of NHP Stock in favor of or consent in writing to any action by NHP that might impede or delay the transactions contemplated hereby or impair the value of such transactions to AIMCO.

     13. TERMINATION. This letter agreement may be terminated: (a) by mutual agreement of AIMCO and the Sellers; (b) by AIMCO if any of the Sellers commits a material breach of this letter agreement; (c) by any of the Sellers if AIMCO commits a material breach of this letter agreement; or (d) by AIMCO or the Sellers if AIMCO's Board of Directors fails to approve this letter agreement by February 20, 1997.

     14. DISCLOSURE. Except as and to the extent required by law, without the prior written consent of the other parties, neither AIMCO nor any Seller will, and each will direct its representatives not to make, directly or indirectly, any public comment, statement, or communication with respect to, or otherwise to disclose or to permit the disclosure of the existence of discussions regarding, a possible transaction between AIMCO and the Sellers or any of the terms, conditions, or other aspects of the transaction proposed in this letter. If AIMCO or one of the Sellers is required by law to make any such disclosure, it must first provide to the other parties the content of the proposed disclosure, the reasons that such disclosure is required by law, and the time and place that the disclosure will be made.

      15. COSTS. AIMCO and each Seller will be responsible for and bear all of its own costs and expenses (including any broker's or finder's fees and the expenses of its representatives) incurred at any time in connection with pursuing or consummating the transactions contemplated by this letter agreement. Notwithstanding the preceding sentence, AIMCO will pay one-half and the Sellers, collectively, will pay one-half of all HSR Act filing fees. AIMCO will pay up to $350,000 to Demeter, Phemus and

Demeter Holdings Corporation
Phemus Corporation
Capricorn Investors, L.P.
February 13, 1997
Page 12


Capricorn as reimbursement of expenses incurred by them in connection with the transactions contemplated by paragraphs 2, 3 and 4.

     16. CONSENTS AND APPROVALS. AIMCO and each Seller will cooperate with each other and proceed, as promptly as is reasonably practical, to prepare and to file the notifications required by the HSR Act and to seek any necessary approvals from HUD and any other governmental authorities. AIMCO and the Sellers shall request early termination of the waiting period under the HSR Act and shall use their best efforts to obtain clearance or authorization of the Stock Purchase under the HSR Act.

     17. ENTIRE AGREEMENT. This letter agreement constitutes the entire agreement between AIMCO and the Sellers, and supersedes all prior oral or written agreements, understandings, representations and warranties, and courses of conduct and dealing between AIMCO and the Sellers on the subject matter hereof. Except as otherwise provided herein, this letter agreement may be amended or modified only by a writing executed by all of the parties.

     18. GOVERNING LAW. This letter agreement will be governed by and construed under the laws of the State of Delaware without regard to conflicts of laws principles.

     19. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by overnight delivery service or mailed by registered or certified mail (return receipt requested) to the parties hereto at the addresses set forth on the first page of this letter agreement (or at such other address for a party as shall be specified by like notice).

     20. TIME IS OF THE ESSENCE. Time is of the essence of this letter agreement.

Demeter Holdings Corporation
Phemus Corporation
Capricorn Investors, L.P.
February 13, 1997
Page 13


     If you are in agreement with the foregoing, please sign and return one copy of this letter agreement which will thereupon constitute our agreement with respect to the subject matter hereof.

                                               Very truly yours,

                                               APARTMENT INVESTMENT AND
                                               MANAGEMENT COMPANY

                                               By:  /s/ Terry Considine
                                                    -------------------
                                                    Terry Considine
                                                    President

Demeter Holdings Corporation
Phemus Corporation
Capricorn Investors, L.P.
February 13, 1997
Page 14


Accepted and agreed to as of the date first set forth above.

DEMETER HOLDINGS CORPORATION

By:  /s/ Michael R. Eisenson
     -----------------------
     Michael R. Eisenson
     Authorized Signatory

PHEMUS CORPORATION

By:  /s/ Michael R. Eisenson
     -----------------------
     Michael R. Eisenson
     Authorized Signatory

CAPRICORN INVESTORS, L.P.

By:  Capricorn Holdings, G.P.,
     its General Partner

By:  Winokur Holdings, Inc.,
     its General Partner

By:  /s/ Herbert S. Winokur, Jr.
     ---------------------------
     Herbert S. Winokur, Jr.
     President

NHP PARTNERS
SCHEDULE 1
AIMCO PURCHASE 100%

Property
  Name     Location   Units     Price        Debt         Equity     Total NHP
--------   --------   -----  -----------  -----------  -----------  -----------

A. NHP Equity, Agreed Upon Prices

One
Lytle
Place     Cincinnati    231   17,944,474   12,845,800    4,940,051    4,940,051

100
Forest
Place     Oak Park,     234   21,124,906   15,954,148    4,959,509    1,160,514

Grosvenor Rockville,
House     MD            405   43,791,213   32,500,000   10,853,300    1,138,118

Elm Creek Elmhurst, Il  372   33,591,094   30,785,000    2,470,183    1,136,284

Hamilton  Plantation,
House     FL            271   24,284,476   21,481,000    2,560,631    1,280,315

Foxchase  Alexandria,
          VA          2,113  110,268,270   69,540,161   39,625,426    5,384,309

Greens of Naperville,
Naper-    IL
ville                   400   19,609,880   16,700,000    2,713,781    1,963,781

Shadowood Chapel Hill,
          NC            336   15,176,680   10,306,066    4,718,847    1,493,181

Arbor     Lithonia,
Crossing  GA            240    9,826,410    8,000,000    1,728,146    1,728,146

Point     Lenexa,
West      KS            172    6,255,720    5,770,000      423,163      425,035

Victoria  Victoria,
Station   TX            224    5,397,690    3,488,886    1,854,827      923,363

Trinity   Irving, TX    496   13,885,700   13,140,000      606,843      606,843

Lakehaven Carol Stream,
I & II    Il            492   22,259,900   19,132,000    2,905,301      492,847

Eagle     Witchita,
Rock      KS
Village                 354   14,496,260   10,028,793    4,322,504      331,589

Well-     Columbia,
spring    SC            232    8,845,160    8,000,000      756,708      529,402

Pheasant  Pittsburgh,
Ridge     CA            242    8,548,330    7,750,000      712,847      714,341

Ridgewood St. Peters,
Village   MO            252    7,564,760    7,450,000       39,112       36,335

Wyntre    West Chester,
Brook     PA            212    7,289,438    6,870,000      346,544      213,479
                                                                     ----------

Total Schedule I      7,278  390,160,360  299,741,854   86,537,724   24,497,934
                                                                     ==========

NHP PARTNERS
SCHEDULE 2
AIMCO PURCHASE 100%

Property
  Name     Location   Units     Price        Debt         Equity     Total NHP
--------   --------   -----  -----------  -----------  -----------  -----------

A. No NHP Equity, AIMCO Purchase Option

Sandpiper  Boyton
Cove *     Beach, FL    416   21,721,643   21,721,643            0            0

West       Columbia,
Winds      SC           100    2,607,784    2,607,784            0            0

Burkshire  Arlington,
Commons    VA           360   22,330,000   22,330,000            0            0

Chestnut   Middletown,
Hill       CT           314   17,280,000   17,280,000            0            0

The        Washington,
Consulate  DC           269   13,654,639   13,654,639            0            0

Evanston   Evanston,
Square     Il           189   15,841,403   15,841,403            0            0

Lake       Austell,
Crossing   GA           300   11,739,960   11,739,960            0            0

Tara       Jonesboro,
Bridge     GA           220    7,775,546    7,775,546            0            0
           Temple

Heritage   Terrace,
Village    FL           252    5,266,050    5,266,050            0            0

Plantation Jackson-
           ville,FL     282    7,450,969    7,450,969            0            0

Casa       Boca Raton,
del Mar    FL           214   14,365,000   14,365,000            0            0

7400       Philadelphia,
Roosevelt  PA           196    4,827,490    4,827,490            0            0

Ivanhoe    Pittsburgh,
Ridge      PA           327    8,275,411    8,275,411            0            0

Carlton    Phila-
           delphia,PA   163    3,437,161    3,437,161            0            0

River Loft Phila-
           delphia, PA  198    5,915,470    5,915,470            0            0

Subtotal              3,800   98,549,099   98,549,099            0            0

* AIMCO has a 60 day option to buy NHP's interest for zero, subject to existing debt, release of NHP's guaranty and with no yield maintenance obligation to NHP related to paying off the existing first mortgage debt. Thereafter, the property is subject to sale, with AIMCO retaining a right of first refusal to match any offer.

                                                                      ---------
Total Schedule 2                                                              0
                                                                      =========

NHP PARTNERS
SCHEDULE 3
JOINT VENTURE
AIMCO PURCHASES 50%

Property
  Name     Location   Units     Price        Debt         Equity     Total NHP
--------   --------   -----  -----------  -----------  -----------  -----------

A.  NHP Equity, Agreed Upon Prices

Hickory    Frederick
Hill       MD          162     4,431,100    4,300,000       86,789       86,789

Eaglewood  Memphis
Woods      TN          584    19,233,482   14,500,000    3,042,632      108,309

TAHFLP     Texas     2,725    34,827,535   26,184,067    8,295,189    8,295,189

SAHFLP     Texas,
           New
           Mexico    1,817    32,861,479   25,304,061    7,228,803    1,947,401

Latrobe    Washington
           DC          176     8,685,429    5,997,561    2,601,013    2,601,013
                                                                     ----------

Total Schedule 3     5,464   100,039,024   76,285,689   21,254,426   13,038,701
                                                                     ==========

50%                                                                   6,519,351
                                                                     ==========

                                    NHP PARTNERS
                                     SCHEDULE 4
                                    JOINT VENTURE
                                  AIMCO PURCHASE 50%

Property
  Name     Location   Units     Price        Debt         Equity     Total NHP
--------   --------   -----  -----------  -----------  -----------  -----------

A.  No NHP Equity, AIMCO Purchase Option

Standart   Auburn
Woods      (upstate),
           NY           330    5,243,040    5,243,040            0            0

West Lake  Indiana-
Arms       polis      1,381   20,131,680   20,131,680            0            0

Manor at   Reno, NV      91    3,163,376    3,163,376            0            0
Lakeside

Old Farm   Lexington,
           KY           330   11,232,250   11,232,250            0            0

Hunter's   Baltimore,
Crossing   MD           168    4,458,244    4,458,244            0            0

Lakeview   Colonial
Terrace    Heights,
           VA            76    1,109,986    1,109,986            0            0

Cross      Albany,
Creek      GA           200    2,589,381    2,589,381            0            0

Hunters    Columbus,
Run        GA           160    3,189,055    3,189,055            0            0

Lake       Orlando,
Conway     FL           168    2,982,038    2,982,038            0            0
Woods

Tall Tree  Valdosta,
           GA           148    1,867,375    1,867,375            0            0

Chateau    Fond du
Gardens    Lac, WI       82                                      0            0

Country    W.
Villa      Lafayette,
           IN            92                                      0            0

Country-   Columbus,
brook      OH           200    3,309,175    3,309,175            0            0

Kemar      Frankfort,
           IN            80                                      0            0

Lakeland   Jackson,
East       MS           144    3,092,087    3,092,087            0            0

Marten     Indiana-
Manor      polis        144    1,495,547    1,495,547            0            0
East

The Club   Lexington,
           NC            87                                      0            0

Meadows    Newburgh,
           IN           150      871,145      871,145            0            0

Metro-     Atlantic
politan    City         201    1,949,736    1,949,736            0            0

Scotch     Phila-
Lane       delphia      300    6,910,132    6,910,132            0            0

Subtotal              4,532   73,594,247   73,594,247            0            0

C.  Great Atlantic*                                                  13,720,000
                                                                     ----------

Total Schedule 4                                                     13,720,000
                                                                     ==========

50%                                                                   6,860,000
                                                                     ==========

*Subject to completion of merger.

NHP PARTNERS
SCHEDULE 5
AFFORDABLE AND OTHER
AIMCO PURCHASES 25%

Property
  Name     Location   Units     Price        Debt         Equity     Total NHP
--------   --------   -----  -----------  -----------  -----------  -----------

A. Affordable
      Properties     50,309                                          20,000,000

B. Other Affordable Properties

Queenstown MD         1,052            0                         0            0

Sun Ridge  Blandens-
           burg, MD     647            0                         0            0

New        Chicago
Vistas I                148            0                         0            0

New        Chicago
Vistas II               154            0                         0            0

Palmer     Chicago
Square                  160            0                         0            0

Plaze on   Chicago
the Park                151            0                         0            0

North      Cincinnati
River
Place                   120            0                         0            0

C. Guilford

Guilford   AL,FL,
           VA,NC      2,995                65,804,000                 1,350,000

D. St. Louis

Caroline   St. Louis    112

Columbus
Square I   St. Louis    115

Columbus
Square II  St. Louis    217

Debaliviere
I          St. Louis    146
Debaliviere
II         St. Louis    242
Debaliviere
III        St. Louis    132
Debaliviere
IV         St. Louis    219
Debaliviere
V          St. Louis    309

Subtotal              1,492            0          TBD            0            0

*NHP is negotiating with the lender to payoff the debt at a discount, with the LP's, NHP and AIMCO to contribute additional capital as needed in an amount proportionate to their ownership.

E. Hall Portfolio

Baybentree  Houston     268    5,643,300    5,643,300            0            0

Carriage-   Indiana-
 tree       polis       136    3,635,578    3,635,578            0            0

Centertree  Phoenix     349    1,099,253    1,099,253            0            0

Cornerstone Huntsville,
            TX           84    2,259,614    2,259,614            0            0

Dovetree    Tyler,TX    200    3,098,588    3,098,588            0            0

Forestree   Webster,TX  324    6,573,411    6,573,411            0            0

Gates of    Arlington,
Arlington   VA          465   11,326,600   11,326,600            0            0

Gatewood    Albuquerque 324    8,238,012    8,238,012            0            0

Greentree   Indiana-
            polis       456    6,951,292    6,951,292            0            0

Heather-    Scottsdale
tree I                  121    2,951,051    2,951,051            0            0

Heather-    Scottsdale
tree II                 123    2,787,276    2,787,276            0            0

The Lakes   Albu-
            querque     299    9,894,230    8,984,230            0            0

Lauretree   Columbus,
            OH           76    1,247,991    1,247,991            0            0

Los Altos   Albu-
Tower       querque     186    6,399,219    6,399,219            0            0

Mill Creek  Clio,MI     174    2,594,711    2,594,711            0            0

Northcross  Austin      276    7,716,127    7,716,127            0            0

Oaktree     Indiana-
            polis       396    2,639,691    2,639,691            0            0

Paradise    Corpus
Bay         Christi     782   13,804,389   13,804,389            0            0

Parktree    Tempe, AZ   110    1,500,567    1,500,567            0            0

Parkview
Tower       Warren,MI   158    4,016,752    4,016,752            0            0

Pine Creek
Manor       Clio, MI    105    1,526,314    1,526,314            0            0

Summertree  Scottsdale  193    3,707,585    3,707,585            0            0

Summittree  Nashville,
            TN          244    5,024,305    5,024,305            0            0

Sunridge    Albu-
Village     querque     320   10,658,877   10,658,877            0            0

Three       Albu-
Fountains   querque     410   13,407,967   13,407,967            0            0

The Villas  Albu-
            querque     198    2,065,065    2,065,065            0            0

Villatree   Tempe       150    3,465,010    3,465,010            0            0

Whisper-
Tree I      Houston     248    4,600,725    4,600,725            0            0

Whisper-
Tree II     Houston     256    4,567,584    4,567,584            0            0

Windtree    Port Richey,
(FL)        FL          242    3,853,235    3,853,235            0            0

Windtree    Midland,
(TX)        TX          232    1,346,249    1,346,249            0            0

Woodcreek    Huntsville,
             TX         196    4,055,937    4,055,937            0            0

Mezzanine debt                20,000,000   20,000,000            0            0

Subtotal Hall         8,101  182,656,505  182,656,505            0            0

F. Lease Liability                                                  (9,600,000)

G. Oxford Notes                                                      2,000,000

H. Hall Notes                                                                0
                                                                   -----------

Total Schedule 5                                                    13,750,000
                                                                   ===========

AIMCO 25%                                                            3,437,500
                                                                   ===========